UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 14, 2008, the following subsidiaries of WellCare Health Plans, Inc. (the “Company”) filed quarterly unaudited financial statements for the quarter ended September 30, 2008 (the “Health Quarterly Statements”) with the applicable regulatory authorities in each state in which such subsidiaries operate:

·	WellCare Health Insurance of Arizona, Inc.
·	WellCare of Connecticut, Inc.
·	Harmony Behavioral Health of Florida, Inc.
·	HealthEase of Florida, Inc.
·	WellCare of Florida, Inc.
·	WellCare of Georgia, Inc.
·	Harmony Health Plan of Illinois, Inc.
·	WellCare Health Insurance of Illinois, Inc.
·	WellCare of Louisiana, Inc.
·	WellCare Health Plans of New Jersey, Inc.
·	WellCare Health Insurance of New York, Inc.
·	WellCare of Ohio, Inc.
·	WellCare Prescription Insurance, Inc.
·	WellCare of Texas, Inc.

In preparing the Health Quarterly Statements, the Company has considered information known to the Company as of the date hereof regarding the ongoing investigations involving the Company, as discussed in greater detail in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on November 12, 2008 (the “November 12 8-Ks”).  However, the information contained in some or all of the Health Quarterly Statements may be subject to adjustment based on the outcome of the pending investigations or in connection with the Company’s previously announced restatement of its previously issued consolidated financial statements for the years ended December 31, 2004, 2005 and 2006, including each of the quarterly periods contained therein, and its previously issued unaudited condensed consolidated financial statements for each of the three months ended March 31 and June 30, 2007 (the “Restatement”).

The Health Quarterly Statements filed in each of the applicable states  have been prepared in accordance with the requirements of each respective state’s laws and regulations and have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  Additionally, the Health Quarterly Statements filed in each of the applicable states should not be considered, individually or in the aggregate, as representative or indicative of the Company’s results of operations or financial condition on a consolidated GAAP basis.

As discussed in greater detail in the November 12 8-Ks, due to the previously announced Restatement and the ongoing investigation of the Special Committee of the Company’s Board of Directors, the Company has been unable to file its Form 10-K for the year ended December 31, 2007 or its Forms 10-Q for the quarters ended September 30, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.  When these reports are ultimately filed in connection with the Restatement, there may be other significant changes in the Company’s results of operations that have not yet been identified as of the date of this Current Report on Form 8-K.  In connection with preparing the Restatement, there may be significant adjustments to the Company’s previously issued financial statements, including previously issued reports on Form 10-Q for the three months ended March 31, 2007 and June 30, 2007, that are different from or in addition to those previously disclosed, including, without limitation, the Company’s significant estimates for these periods.  Consequently, the Health Quarterly Statements for each of the corresponding periods may also be materially different than those previously filed with state regulatory authorities in the applicable jurisdictions.

Copies of the Health Quarterly Statements for each of the subsidiaries listed above can be accessed at the Company’s website at www.wellcare.com/investor relations/financial reports/statutory filings. (http://ir.wellcare.com/phoenix.zhtml?c=176521&p=irol-statfiling)

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K and the Health Quarterly Statements referenced herein may contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995.  All statements other than those that are purely historical are forward-looking statements.  Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements.  Forward-looking statements include statements regarding the potential quantitative effects of the Restatement.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results, as well as the Company’s expectations regarding the Restatement’s quantitative effects and the possibility that specified financial data contained in the Health Quarterly Statements may be adjusted based on the outcome of the previously disclosed investigations, to differ materially from those in the forward-looking statements.  These factors include, among other things, the risk that additional information may arise from the preparation of the Restatement and that its internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected.  Furthermore, there can be no assurance that additional issues or matters will not arise from the matters discussed above.

For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Item 1A — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K”), as supplemented by the reports the Company has filed since the 2006 10-K, as well as the additional risk factors noted in this Current Report on Form 8-K.  Readers are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements and expressly disclaims any duty to update the information referred to in this filing except as required by law.

As noted above, the Company is subject to pending investigations by federal and state regulatory and enforcement agencies.  In the event those, or any future, investigations result in criminal or other sanctions against the Company for health care related violations or otherwise, it could be disqualified from doing business in one or more jurisdictions under various statutes, regulations and contracts.

In addition, sanctions in the form of fines, penalties and interest, among other things, could be imposed on the Company, and the Company could be disqualified from participating in one or more health care funding programs which are material to its business.  Any such disqualifications and/or sanctions could have a material adverse effect on the Company’s business, operations, financial results and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer